THE
                                     PHEONIX
                                 MANAGEMENT FUND




                                     [LOGO]


                                  ANNUAL REPORT
                                November 30, 2000

LETTER TO THE SHAREHOLDERS OF THE PHEONIX MANAGEMENT FUND
---------------------------------------------------------

Well the Year 2000 is now behind us and I am certain many investors are saying:
"Thank Goodness It's Over!" What a year to be starting a new mutual fund, just in time for the first Bear Market year in recent memory! As we move on into 2001 I think there are many reasons to be more optimistic toward the stock market going forward and especially for the Pheonix investment strategy in particular. But first a short recap of the painful year that just was.

The two most popular market averages, the Dow Jones Industrial Average and the Nasdaq Composite Index began the year going in different directions. The blue chip, old economy Dow fell from 11,500 at year-end '99 to a low in February of 9,700. Meanwhile the red-hot Nasdaq, fueled by dot-com mania, raced ahead one thousand points topping 5,000 in just two months time. Of course the gains proved short lived. Starting in March and accelerating through April & May the NASDAQ basically crashed as the hot money, and the hot air, rushed out of the tech-stock balloon of wild overvaluation. It was now the blue chips turn for a reversal of fortune as investor's found solace in some of the previously beaten up blue chips and Dow "Dogs". The Industrials managed to break back above 11,000 by March.*

How is that for volatility?...and that was only the 1st quarter.

The Dow, for the most part, traded in a listless range during the second half of 2000 while the Nasdaq of course recovered briefly in the summer. Just long enough to give many investors some false hope before promptly resuming it's downward spiral with a sharp tech-wreck beginning in September, and uncharacteristically carrying straight on through year-end. No Santa Claus rally in our stockings this year, just margin call notices!


                               [GRAPHIC OMITTED]

The over inflated Nasdaq Composite suffered the brunt of the carnage in Y2K. The tech heavy index of some 5000 stocks declined almost 40% for 2000; it's worst performance since they started keeping score way back in 1971. The blue chips didn't fare much better with the S&P 500 index ending the year down 10%, it's first decline in 10 years and the worst performance for the index since 1977.

For our part it certainly was not an easy year to try and position a new portfolio. Our fund shareholders know that we are essentially value oriented, large cap investors. We like to buy household names but only at attractive valuations, which often means, out of favor on Wall Street. The trouble was that many stocks in 2000 swung in and out of favor (mostly out) in wildly volatile fashion. This made it difficult to consistently employ almost any investment strategy without getting whipsawed by the market. Still, with our type of investment strategy, our shareholders had every right to expect some shelter from the "Perfect Storm" of 2000 and to some small extent I believe we succeeded.

The vast majority of our shareholders purchased the fund in January 2000 at just over $8 per share and after all the false starts and bruising declines the market has thrown at us over the last full year, we are now back to just about where we started in January 2000. I am somewhat happy to say (considering the circumstances) that the fund's NAV closed this week at $8.33.


WHAT LIES AHEAD FOR 2001?
-------------------------


The frustrating volatility of 2000 has certainly continued so far into 2001 as investors still seem to be pretty divided over the outlook for the financial markets going forward. The first week of the new year has been as unsettled as ever with the Nasdaq especially seeing record percentage moves to both the upside and downside within a few days of each other.

The economy is clearly slowing but by how much? And how fast? The Federal Reserve is finally on the market's side by easing interest rates, historically a good omen for share prices, but is it too little too late? The difficult task for investors will be sorting through all the confusion to find the right stocks to own going forward and it won't be easy for the individual investor. Many companies expanded their operations rapidly during the great bull market of the 1990's and many excesses have been created, many problems hidden and swept under the rug. Corporate balance sheets are now more leveraged with debt than at any time in recent memory and with an uncertain global economic outlook it may be quite difficult to avoid the land mines that are hidden out there in corporate America.

The period ahead may be characterized more by uneven advances for stocks as opposed to a broad market recovery for all. Investors may in fact find more trading opportunities in the years ahead than long-term buy and hold candidates. More than ever before it is likely to be a market of stocks rather than a stock market, where the popular averages such as the S&P and Nasdaq may be range bound for some time to come even as individual stocks and groups of stocks appreciate handsomely.

Warren Buffett once told his shareholders: "Our investments will be chosen on the basis of value, not popularity." We couldn't agree more. At Pheonix we will focus first and foremost on the valuations, the real worth, earnings and market share power of a business. We will make every effort to know the numbers inside and out but we also attempt to get behind the numbers and evaluate the potential of the business and the aptitude of the management.

Currently we feel that the investment outlook is very bright, if you know where to look and remain disciplined in your investment choices. There are a number of great American businesses trading today at a fraction of their true worth as we see it. Companies like Motorola, Gillette Goodyear Tire and Office Depot, just to name a few, are trading at bargain valuations with still fantastic long term potential for capital appreciation. Many of the stocks that were decimated last year may not return to their previously lofty valuations anytime soon, especially among some of the technology favorites. At the same time, we see a number of truly extraordinary opportunities for the patient investor to profit handsomely over the long-term.



/s/ Michael Burnick
Michael Burnick
Portfolio Manager
January 4, 2001


                                             *Source: Bridge Information Systems

           COMPARISON OF CHANGES IN VALUE OF $10,000 SINCE INCEPTION

                            PHEONIX MANAGEMENT FUND

   TOTAL RETURN FOR THE PERIOD DECEMBER 27, 1999 (COMMENCEMENT OF OPERATIONS)
                      THROUGH NOVEMBER 30, 2000: (32.10%)




PHEONIX MANAGEMENT FUND

     DATE          SHARES        NAV         VALUE
     ----          ------        ---         -----
   12/27/99        1,000        $10.00   $10,000.00
   12/31/99        1,000        $10.02   $10,020.00
    1/31/00        1,000         $7.73    $7,730.00
    2/29/00        1,000         $8.54    $8,540.00
    3/31/00        1,000         $8.94    $8,940.00
    4/30/00        1,000         $8.60    $8,600.00
    5/31/00        1,000         $7.00    $7,000.00
    6/30/00        1,000         $6.84    $6,840.00
    7/31/00        1,000         $6.83    $6,830.00
    8/31/00        1,000         $7.18    $7,180.00
    9/30/00        1,000         $6.96    $6,960.00
   10/31/00        1,000         $7.33    $7,330.00
   11/30/00        1,000         $6.79    $6,790.00




       DJIA Index
         DATE         % CHANGE           VALUE
         ----         --------           -----
        12/27/99                         $10,000
        12/31/99        0.8105%          $10,081
         1/31/00       -4.7930%           $9,598
         2/29/00       -7.2458%           $8,902
         3/31/00        7.9743%           $9,612
         4/30/00       -1.6631%           $9,452
         5/31/00       -1.7649%           $9,286
         6/30/00       -0.5929%           $9,231
         7/31/00        0.7720%           $9,302
         8/31/00        6.8244%           $9,937
         9/30/00       -4.9104%           $9,449
        10/31/00        3.0634%           $9,738
        11/30/00       -4.8375%           $9,267




         S&P 500 Index
         DATE         % CHANGE          VALUE
         ----         --------          -----
         12/27/99                       $10,000
         12/31/99        0.7640%        $10,076
          1/31/00       -5.0237%         $9,570
          2/29/00       -1.8911%         $9,389
          3/31/00        9.7767%        $10,307
          4/30/00       -3.0074%         $9,997
          5/31/00       -2.0529%         $9,792
          6/30/00        2.4657%        $10,033
          7/31/00       -1.5621%         $9,877
          8/31/00        6.2079%        $10,490
          9/30/00       -5.2782%         $9,936
         10/31/00       -0.4241%         $9,894
         11/30/00       -7.8782%         $9,115




The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                            PHEONIX MANAGEMENT FUND
                            SCHEDULE OF INVESTMENTS
                               NOVEMBER 30, 2000

--------------------------------------------------------------------------------

     SHARES                                                                   VALUE
     ------                                                                   -----
                    COMMON STOCKS - 102.54%
                    APPLIANCES - 1.78%
      2,000    Whirlpool Corp............................................... $ 78,250
                                                                          -----------

               AUTO MANUFACTURERS - 2.07%
      4,000    Ford Motor Co................................................   91,000
                                                                          -----------

               AUTO/TRUCK PARTS & EQUIPMENT - 2.36%
      7,500    Delphi Automotive Systems....................................  103,594
                                                                          -----------
               BEVERAGES - 3.49%
      7,000    Coca-Cola Enterprises, Inc...................................  153,562
                                                                          -----------

               CELLULAR TELECOMMUNICATIONS -5.53%
     13,500    AT&T Wireless Group*.........................................  243,000
                                                                          -----------

               COMPUTERS- 9.79%
     20,000    Compaq Computer Corp.........................................  430,000
                                                                          -----------

               CONSUMER PRODUCTS- 0.07%
        100    Fortune Brands, Inc..........................................    2,888
                                                                          -----------

               E-COMMERCE - 2.81%
      5,000    Amazon.com, Inc*.............................................  123,438
                                                                          -----------

               INDUSTRIAL ELECTRICAL EQUIPMENT - 0.40%
      1,500    American Power Conversion Corp.*.............................   17,625
                                                                          -----------

               LIFE/HEALTH INSURANCE - 17.99%
    110,000    Conseco, Inc*................................................  790,625
                                                                          -----------

               MACHINERY-GENERAL INDUSTRY - 3.45%
     14,000    Asyst Technologies, Inc.*....................................  151,375
                                                                          -----------

               MUTUAL FUNDS - 7.84%
        869    Fidelity Select Brokerage & Investment*......................   47,725
      2,272    Fidelity Select Banking Portfolio............................   70,227
          1    Fidelity Select Financial Services...........................       56
        435    Fidelity Select Computers*...................................   33,891
        481    Fidelity Select Electronics*.................................   35,262





   The accompanying notes are an integral part of these financial statements.


                                     PHEONIX MANAGEMENT FUND
                              Schedule of Investments - (CONTINUED)
                                        November 30, 2000

--------------------------------------------------------------------------------


                                                                               MARKET
     SHARES                                                                    VALUE
     ------                                                                    -----
                    MUTUAL FUNDS (CONTINUED)
        126    Fidelity Select Technology*..................................   13,426
        238    Invesco Technology Class A*..................................   15,300
        376    Invesco Telecommunications*..................................   14,545
      1,959    John Hancock Regional Bank Class B...........................   73,871
        325    Managers Capital Appreciation*...............................   15,059
      1,482    Spectra*.....................................................   13,783
        264    T. Rowe Price Science & Technology*..........................   11,371
          1    Van Kampen Emerging Growth Class A...........................       72
                                                                          -----------
                                                                              344,588
                                                                          -----------
               PRECISION INSTRUMENTS - 3.13%
      5,000    KLA-Tencor Corp*.............................................  137,500
                                                                          -----------

               RETAIL - 16.13%
    107,000    Office Depot*................................................  708,875
                                                                          -----------

               RETAIL- RESTAURANTS - 5.80%
      8,000    McDonald's Corp..............................................  255,000
                                                                          -----------

               SEMICONDUCTOR EQUIPMENT & MATERIALS - 7.10%
      6,500    Credence Systems Corp.*......................................  124,312
     12,500    Lam Research Corp.*..........................................  187,500
                                                                          -----------
                                                                              311,812
                                                                          -----------
               SERVICES - 2.37%
      4,400    Kelly Services Class A.......................................  103,950
                                                                          -----------

               SOFTWARE TOOLS - 4.70%
      8,000    Autodesk, Inc................................................  206,500
                                                                          -----------

               TELEPHONE-INTEGRATED - 5.23%
     10,000    Sprint FON Group.............................................  230,000
                                                                          -----------

               TRUSTS - 0.50%
        200    Regional Bank Holders Trust..................................   21,750
                                                                          -----------

                TOTAL COMMON STOCKS
                 (Cost $4,765,865)..........................................4,505,332
                                                                          -----------



   The accompanying notes are an integral part of these financial statements.



                                     PHEONIX MANAGEMENT FUND
                              Schedule of Investments - (CONTINUED)
                                        November 30, 2000
--------------------------------------------------------------------------------


   CONTRACTS                                                                   VALUE
   ---------                                                                   -----
                LONG OPTIONS - 1.11%
         75    AT&T Corp., Call, Apr/22.50..................................   13,125
        100    Good Year Tire & Rubber Co., Call, Apr/20.00.................   10,000
        250    Toys "R" Us, Put, Mar/17.50..................................   25,781
                                                                          -----------

               TOTAL LONG OPTIONS
                (Cost $63,314)..............................................   48,906
                                                                          -----------

               SHORT TERM INVESTMENTS - 3.62%
    158,888    Union Bank of California Money Market Account +
                (Cost $158,888).............................................  158,888
                                                                          -----------

               TOTAL INVESTMENTS
                (Cost $4,988,067)..............................107.27%      4,713,126
               LIABILITIES LESS OTHER ASSETS................... (7.27)%      (319,300)
                                                              -------     -----------
               TOTAL NET ASSETS................................100.00%    $ 4,393,826
                                                              =======     ===========


 * Non-income producing security
 + Segregated for short sales




   The accompanying notes are an integral part of these financial statements.


                                     PHEONIX MANAGEMENT FUND
                                    Common Stock Short Sales
                                        November 30, 2000

----------------------------------------------------------------------------------------
                                                                               MARKET
     SHARES                                                                    VALUE
     ------                                                                    -----

    (10,000)   Polaroid Corp (Proceeds $94,790)..................           $ (75,000)
                                                                            =========



--------------------------------------------------------------------------------
                                     PHEONIX MANAGEMENT FUND
                                         Written Options
                                        November 30, 2000
--------------------------------------------------------------------------------


                                                                               MARKET
       CONTRACTS                                                               VALUE
       ---------                                                               -----

       (75)   AT&T Corp, Put, Apr/20.00...............................        (21,797)
      (100)   Goodyear Tire & Rubber Co, Put, Apr/17.50...............        (21,250)
      (250)   Toys "R" Us, Call, Jan/20.00............................      $ (24,219)
      ----                                                                  ---------

                    TOTAL OPTIONS WRITTEN
                     (Premiums received $61,372)......................      $ (67,266)
                                                                            =========








   The accompanying notes are an integral part of these financial statements.


                             PHEONIX MANAGEMENT FUND
                       Statement of Assets and Liabilities
                                November 30, 2000

--------------------------------------------------------------------------------

ASSETS:
       Investments in securities, at value
        (cost $4,988,067) (Note 2) ..............................   $ 4,713,126
       Receivable for securities sold ...........................       357,599
       Dividends and interest receivable ........................         6,731
       Receivable for fund shares sold ..........................        12,603
       Deposits for securities sold short .......................       147,083
       Prepaid expenses .........................................         2,077
       Other ....................................................         4,393
                                                                    -----------
       Total Assets .............................................     5,243,612
                                                                    -----------


LIABILITIES:
       Payable to custodian .....................................       154,618
       Securities sold short, at value (proceeds $94,790) .......        75,000
       Options written (premiums received $61,372) ..............        67,266
       Payable for securities purchased .........................       498,874
       Payable for fund shares repurchased ......................        10,974
       Accrued advisory fees (Note 3) ...........................        11,605
       Accrued distribution fees (Note 5) .......................         5,000
       Accrued directors fees ...................................         3,625
       Accrued expenses .........................................        15,069
       Other ....................................................         7,755
                                                                    -----------
       Total Liabilities ........................................       849,786
                                                                    -----------

         Net Assets .............................................   $ 4,393,826
                                                                    ===========

NET ASSETS CONSIST OF:
       Capital stock ............................................   $       647
       Paid in capital ..........................................     5,236,345
       Accumulated net realized gain (loss) from
            investment transactions .............................      (582,120)
       Net unrealized appreciation (depreciation) on investments       (261,046)
                                                                    -----------

         Net Assets .............................................   $ 4,393,826
                                                                    ===========

Net asset value, offering and redemption price per share
  ($4,393,826/646,991 shares outstanding) .......................   $      6.79
                                                                    ===========






   The accompanying notes are an integral part of these financial statements.



                             PHEONIX MANAGEMENT FUND
                             Statement of Operations
          For the period December 27, 1999 (commencement of operations)
                            through November 30, 2000


--------------------------------------------------------------------------------

INVESTMENT INCOME:
       Interest .................................................     $  50,353
       Dividends ................................................        38,595
                                                                      ---------
           Total investment income ..............................        88,948
                                                                      ---------

EXPENSES:
       Advisory fees (Note 3) ...................................        59,667
       Distribution Fees (Note 5) ...............................         5,000
       Administration fees (Note 4) .............................        36,000
       Transfer agent fees (Note 4) .............................        17,261
       Registration fees ........................................           508
       Director's fees ..........................................         4,625
       Audit fees ...............................................         6,000
       Custody fees .............................................         2,468
       Legal fees ...............................................         5,160
       Insurance expense ........................................         3,518
       Printing and postage expense .............................         3,832
       Other expenses ...........................................         3,908
                                                                      ---------
           Total expenses .......................................       147,947

       Less fee waivers:
       Administration (Note 4) ..................................       (14,400)
       Transfer agency (Note 4) .................................        (6,000)
                                                                      ---------
           Net expenses .........................................       127,547
                                                                      ---------

           Net investment income (loss) .........................       (38,599)
                                                                      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:  (Note 2)
       Net realized gain (loss) on securities transactions ......        62,464
       Net realized gain (loss) on option transactions ..........      (659,431)
       Net realized gain (loss) on securities sold short ........         3,493
       Distributions of realized gains from other
         investment companies ...................................        11,354
       Net increase (decrease) in unrealized appreciation
         on investments .........................................      (261,046)
                                                                      ---------
       Total net realized and unrealized gain (loss)
         on investments .........................................      (843,166)
                                                                      ---------

       Net increase (decrease) in net assets resulting
         from operations ........................................     $(881,765)
                                                                      =========






   The accompanying notes are an integral part of these financial statements.


                             PHEONIX MANAGEMENT FUND
                       Statement of Changes in Net Assets

--------------------------------------------------------------------------------


                                                                    FOR THE PERIOD
                                                              DECEMBER 27, 1999* THROUGH
                                                                    NOVEMBER 30, 2000
                                                                    -----------------

OPERATIONS:
       Net investment income (loss) .............................     $ (38,599)
       Net realized gain (loss) from investment transactions ....        62,464
       Net realized gain (loss) on option transactions ..........      (659,431)
       Net realized gain (loss) on securities sold short ........         3,493
       Distributions of realized gains from other
         investment companies ...................................        11,354
       Net increase (decrease) in unrealized appreciation
        on investments ..........................................      (261,046)
                                                                      ---------
       Net increase (decrease) in net assets resulting from
          operations ............................................      (881,765)
                                                                      ---------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
       Dividends from net investment income .....................             0
       Distributions from net realized gain on investments ......             0

CAPITAL SHARE TRANSACTIONS:
       Proceeds from shares sold ................................     7,156,657
       Dividends reinvested .....................................             0
       Payment for shares redeemed ..............................     (1,881,066)
                                                                      ---------
       Net increase (decrease) in net assets from capital
        share transactions ......................................     5,275,591
                                                                      ---------

       Net increase (decrease) in net assets ....................     4,393,826

NET ASSETS:
       Beginning of period ......................................             0
                                                                      ---------

       End of period (including undistributed net
         investment income of $-0-) .............................     $4,393,826
                                                                      =========



           * Commencement of operations.



   The accompanying notes are an integral part of these financial statements.



                                PHEONIX MANAGEMENT FUND
                                  Financial Highlights
                    (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                               FOR THE PERIOD
                                                         DECEMBER 27, 1999* THROUGH
                                                               NOVEMBER 30, 2000

Net asset value, beginning of period .......................   $      10.00
                                                               ------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...............................          (0.12)
Net realized and unrealized gain (loss) on investments .....          (3.09)
                                                               ------------
Total from investment operations ...........................          (3.21)
                                                               ------------

LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .......................           0.00
Distributions from net realized gains on investments .......           0.00
                                                               ------------
Total dividends and distributions ..........................           0.00
                                                               ------------

Net asset value, end of period .............................   $       6.79
                                                               ============

Total return ...............................................         (32.10)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) ...................         $ 4,394
Ratio of expenses to average net assets,
  before waivers ...........................................           3.73%  +
Ratio of expenses to average net assets,
  net of waivers ...........................................           3.22%  +
Ratio of net investment income (loss) to average net assets,
  before waivers ...........................................          (1.49)%+
Ratio of net investment income (loss) to average net assets,
  net of waivers ...........................................          (0.97)%+
Portfolio turnover rate ....................................         969.64%



        * Commencement of operations.
        + Annualized.





   The accompanying notes are an integral part of these financial statements.

                             PHEONIX MANAGEMENT FUND
                          NOTES TO FINANCIAL STATEMENTS
                                November 30, 2000

--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION
Pheonix Management Fund (the "Fund") is a separate series of Questar Funds, Inc. (the "Company"), a Maryland Corporation, incorporated on February 13, 1998, and registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing in a non-diversified portfolio of securities consisting primarily of large and mid-sized companies. The Fund commenced operations on December 27, 1999.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

A. SECURITY VALUATION - Securities for which market quotations are readily available are valued at market value. Portfolio securities for which market quotations are not considered readily available are stated at fair value on the basis of valuations furnished by a pricing service approved by the Board of Directors. Short-term investments held by the Fund that mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Board of Directors.
B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
C. FEDERAL INCOME TAXES - The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.
D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, and net realized capital gains, if any, annually.
E. OPTIONS- When a call is written, an amount equal to the premium received is included in the Statement of Assets and Liabilities an an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. If an option which was written either expires on its stipulated expiration date, or a closing purchase transaction is entered into, a gain is realized (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.

       If a written call option is exercised, a capital gain or loss is realized from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

       The premium paid for the purchase of a call or a put option is included in the asset section of the Statement of Assets and Liabilities as an investment and is subsequently adjusted to the current market value of the option. If a purchased option expires on its stipulated expiration date, a loss is realized in the amount of the cost of the option. If a closing sale transaction is entered into, a gain or loss will be realized depending on whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option.

                             PHEONIX MANAGEMENT FUND
                          NOTES TO FINANCIAL STATEMENTS
                                November 30, 2000
                                   (CONTINUED)

--------------------------------------------------------------------------------


NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
       E. OPTIONS, CONTINUED- If a put option is exercised, a gain or loss will be realized from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.
       F. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.


NOTE 3.  INVESTMENT ADVISORY AGREEMENT
The Fund has entered into an investment advisory agreement with Pheonix Investment Management, Inc. (the "Adviser"). Pursuant to the agreement, the Adviser provides the Fund with advice and assistance in the selection and disposition of the Fund's investments, under the direction and supervision of the Fund's Board of Directors. For its services, the Adviser receives a base fee calculated at an annual rate of 1.50% of the Fund's average net assets.

Beginning at the one year anniversary of the Fund, the fee earned by the Adviser will be adjusted based on the comparative performance of the Fund and the Dow Jones Industrial Average (the "DJIA") during the most recent twelve month period. Under the terms of the investment advisory agreement, the performance adjustment may increase or decrease the total fee payable to the Adviser by up to 1.50% per year of the value of the Fund's average daily net assets. The adviser may voluntarily waive some or all of its fees. For the period ended November 30, 2000, the Adviser earned fees of $59,667, without any waivers.


NOTE 4.  FUND ADMINISTRATION AND TRANSFER AGENCY AGREEMENT
The Fund has an administration and transfer agency agreements with American Data Services, Inc. ("ADS" or the "Administrator"), of which the Fund's president is also an officer. Under these agreements, the Administrator provides the Fund with administrative, transfer agency, and fund accounting services. For administrative and fund accounting services rendered to the Fund by ADS, the Fund pays a monthly fee, equal to 1/12th of 0.15% of the first $75 million, 1/12th of 0.10% of the next $75 million, and 1/12th of 0.07% of the remaining balance of the Fund's average monthly net assets. The fee is subject to a monthly minimum of $3,000. ADS also receives a monthly transfer agency fee, calculated as a combination of account maintenance charges plus transaction charges, subject to a $1,250 monthly minimum. The Fund also reimburses ADS for any out-of-pocket expenses. The Administrator has agreed to waive 40% of its fees for the period ended November 30, 2000. During that period, ADS earned $53,261 for administrative, transfer agency, and fund accounting services and waived $20,400.

                             PHEONIX MANAGEMENT FUND
                          NOTES TO FINANCIAL STATEMENTS
                                November 30, 2000
                                   (CONTINUED)

--------------------------------------------------------------------------------

NOTE 5.  DISTRIBUTION FEES
The Board of Directors has adopted a Distribution Plan applicable to the Fund under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder. AmeriMutual Funds Distributors, Inc. (the "Distributor"), an affiliate of American Data Services, Inc., serves as the Fund's distributor. Pursuant to the Plan, the Distributor will receive a monthly fee calculated at an annual rate not to exceed .25% of its average daily net assets, to enable it to provide marketing and promotional support to the Fund, shareholder servicing and maintaining shareholder accounts and to make payments to broker/dealers and other financial institutions for providing distribution assistance. For the period ended November 30, 2000, the Fund incurred distribution expenses of $5,000.


NOTE 6. INVESTMENT TRANSACTIONS
During the period ended November 30, 2000, purchases and sales of investment securities, excluding short-terms, aggregated $36,677,690 and $32,072,572, respectively. The gross unrealized appreciation for all securities totaled $192,433, and the gross unrealized depreciation for all securities totaled $453,479, for a net unrealized depreciation of $261,046. The aggregate cost of securities for federal income tax purposes at November 30, 2000 was $5,012,799.

Transactions for all options written during the period ended November 30, 2000 were as follows:

                                                         NUMBER OF
                                                         CONTRACTS   PREMIUMS
      Options written..................................   5,525      $608,548
      Options terminated in closing
        purchase transactions..........................  (5,100)     (547,176)
                                                         ------      --------
      Options outstanding at November 30, 2000.........     425      $ 61,372
                                                         ======      ========


NOTE 7. CAPITAL SHARE TRANSACTIONS
As of November 30, 2000, there were 100,000,000 shares of $0.001 par value capital stock authorized and capital paid in amounted to $5,236,992.

Transactions in Fund shares were as follows:
                                                       DECEMBER 27, 1999*
                                                             THROUGH
                                                        NOVEMBER 30, 2000
                                                       -----------------
           Shares sold............................           883,274
           Shares issued in reivestment
             of dividends.........................               -0-
           Shares redeemed........................          (236,283)
                                                             -------

           Net increase...........................           646,991
                                                             =======


           *Commencement of operations

                             PHEONIX MANAGEMENT FUND
                          NOTES TO FINANCIAL STATEMENTS
                                November 30, 2000
                                   (CONTINUED)
--------------------------------------------------------------------------------

NOTE 8. CARRYOVERS
At November 30, 2000, the Fund had a net capital loss carryforward of approximately $557,388 expiring in 2008.


NOTE 9. RECLASSIFICATIONS
In accordance with SOP 93-2, the Fund has recorded a reclassification in the capital accounts. As of November 30, 2000 the Fund recorded permanent book/tax differences of $38,599 from undistributed net investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income on a tax basis which is considered to be more informative to shareholders.

                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------



To The Shareholders and
Board of Directors
Pheonix Management Fund (a series of Questar Funds, Inc.)

We have audited the accompanying statement of assets and liabilities of the Pheonix Management Fund, including the schedule of portfolio investments, as of November 30, 2000, and the related statement of operations, statement of changes in net assets and financial highlights for the period from December 27, 1999 (commencement of operations) to November 30, 2000 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of November 30, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Pheonix Management Fund as of November 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the period from December 27, 1999 (commencement of operations) to November 30, 2000 in the period then ended, in conformity with generally accepted accounting principles.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio
December 19, 2000

                               INVESTMENT ADVISER
                       Pheonix Investment Management, Inc.
                     2090 Palm Beach Lakes Blvd., Suite 700
                            West Palm Beach, FL 33409

                                  LEGAL COUNSEL
                             Spitzer & Feldman P.C.
                                 405 Park Avenue
                               New York, NY 10022

                              INDEPENDENT AUDITORS
                        McCurdy & Associates CPA's, Inc.
                               27955 Clemens Road
                               Westlake, OH 44145

                        ADMINISTRATOR, TRANSFER AGENT AND
                            DIVIDEND DISBURSING AGENT
                          American Data Services, Inc.
                          150 Motor Parkway, Suite 109
                               Hauppauge, NY 11788

                                   DISTRIBUTOR
                      AmeriMutual Funds Distributors, Inc.
                          150 Motor Parkway, Suite 109
                               Hauppauge, NY 11788

                                    CUSTODIAN
                            Union Bank of California
                         475 Sansome Street, 15th Floor
                             San Francisco, CA 94111












  This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.